                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          Santa Fe Pacific Corporaton
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                          Santa Fe Pacific Corporaton
- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box): (/1/)

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[X]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                       [LETTERHEAD OF SANTA FE PACIFIC]

               CORPORATE COMMUNICATIONS                                     NEWS


FOR IMMEDIATE RELEASE                          MEDIA CONTACT: Catherine Westphal
#14                                                               (708) 995-6273
                                                                     Joele Frank
                                                     Abernathy MacGregor Scanlon
                                                                  (212) 371-5999

DELAWARE COURT RULES AGAINST UNION PACIFIC


     SCHAUMBURG, ILLINOIS, January 30, 1995 - Delaware Chancery Court issued a decision today denying Union Pacific's request for an expedited hearing on its bid to compel the Santa Fe board of directors to redeem the rights issued pursuant to its Shareholder Rights Plan. The Court also denied a similar request made by shareholder plaintiffs who had sought an order enjoining Santa Fe and Burlington Northern from purchasing shares pursuant to their joint tender offer.

     Union Pacific and plaintiffs filed their motions seeking injunctive relief on January 26, 1995, just eleven days before the February 7 meeting at which shareholders are scheduled to vote on the Santa Fe/Burlington Northern merger. The Court stated that Union Pacific and plaintiffs could have and should have sought a hearing on their claims weeks earlier and declined to consider their claims on the one-week schedule Union Pacific and plaintiffs proposed.

     The Court observed that it was obvious that the failure of Union Pacific to move more quickly was clearly "not the product of oversight." Rather, the Court viewed Union Pacific's filing as a tactical maneuver born out of fear that Union Pacific was losing in the marketplace: "The inescapable inference (from the late filing) is that the injunction motions were motivated by a concern that the Alleghany/Santa Fe agreement might tip the scales against Union Pacific in a close contest."


                                      ###